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                                                                   Exhibit 10.08

                                 AMENDMENT NO. 3

                                       TO

                         AGREEMENT FOR PURCHASE AND SALE
                                       OF
                                  REAL PROPERTY

     This Amendment No. 3 to Agreement For Purchase And Sale Of Real Property (the "Agreement") is made and entered into as of the 30th day of November, 2001 by and between Macromedia, Inc., a Delaware corporation ("Seller"), and Menlo Equities Associates LLC, a California limited liability company ("Buyer").

                                    Recitals

     A. Buyer and Seller are parties to that certain Agreement for Purchase and Sale of Real Property dated as of November 6, 2001, as amended by Amendment No. 1 to Agreement for Purchase and Sale of Real Property dated as of November 21, 2001, and as further amended by Amendment No. 2 to Agreement for Purchase and Sale of Real Property dated as of November 28, 2001 (collectively, the "Purchase Agreement").

     B. Buyer and Seller now desire to amend the Purchase Agreement as set forth in this Amendment. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to them in the Purchase Agreement.

                                    Agreement

     Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

     1. Deposit. The second sentence of Section 3.1 of the Purchase Agreement is hereby amended in its entirety to read as follows:

          "Upon expiration of the Contingency Period, provided Buyer does not elect to terminate this Agreement in accordance with Section 4 below, Buyer shall deposit an additional $1,500,000 with the Title Company."

     2. Conditions Precedent. The condition set forth in Section 4(b)(ii) of the Purchase Agreement has been satisfied. Buyer hereby agrees that:

          (a) The conditions set forth in Sections 4(b)(i), 4(b)(vii), and 4(b)(viii) of the Purchase Agreement are hereby waived.

          (b) The condition set forth in Sections 4(b)(iii) of the Purchase Agreement is hereby waived except with respect to exception nos. 5 and 8 set forth in the Title Report. Buyer

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has until 5:00 p.m. on December 7, 2001, within which to waive objections to such exceptions, or to terminate the Purchase Agreement pursuant to Section 4(b) thereof.

          3. Ratification. The Purchase Agreement, as amended by this Amendment, shall continue in full force and effect.

          4. Miscellaneous.

               (i) Attorney's Fees. If either party commences an action against the other party arising out of or in connection with this Amendment, the prevailing party shall be entitled to recover from the losing party reasonable attorney's fees and costs of suit.

               (ii) Successors. This Amendment shall be binding on and inure to the benefit of the parties and their successors.

               (iii) Counterparts. This Amendment may be signed in two or more counterparts. When at least one such counterpart has been signed by each party, this Amendment shall be deemed to have been fully executed, each counterpart shall be deemed to be an original, and all counterparts shall be deemed to be one and the same agreement.

         In Witness Whereof, Seller and Buyer have executed this Amendment as of the day and year first written above.

Seller:                                 Buyer:

Macromedia, Inc.,                       Menlo Equities Associates LLC,
a Delaware corporation                  a California limited liability company

                                        By: Menlo Equities Inc., Managing Member

By:_________________________________        By:_________________________________
Name:  James Morgensen,                        Henry D. Bullock, President
Title: Vice President, Real Estate,
        Facilities and Services



By:__________________________________
Name:________________________________
Title: Chief Financial Officer

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